SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549


                                F O R M   8 - K/A


                                 CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the  Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported) June 11, 1999

                           Euroweb International Corp.
               (Exact name of registrant as specified in its charter)


                                    Delaware
                   (State or other jurisdiction of incorporation)


        1-1200                                         13-3696015
(Commission File Number)                  (IRS Employer Identification No.)


                 445 Park Avenue, 15th Floor, New York, NY 10022
                (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code (212) 758-9870


                                       N/A
             (Former name or former address, if changed since last report)

  ITEM 2. Acquisition or Dispostion of Assets

          The registrant purchased from Mr. Richard Koza and his wife Lucie Kozova, (jointly "the Transferor") all of the issued and outstanding stock of Luko Czech Net s.r.o., a Czech corporation providing Internetservice primarily to businesses located in Prague and other major cities in the Czech Republic. Registrant paid for shares

          (a) USD $900,000 (nine hundred thousand US Dollars); and

          (b) 450,000 (four hundred and fifty thousand) shares of its common stock; and

          (c) additional shares of Registrant's common stock to be issued to the Transferor when the shares issued under paragraph (b) above are registered, calculated to ensure that at that point, the value of the shares in the Transferor issued in accordance with his agreement amounts to USD $900,000 (nine hundred thousand US Dollars), market value.


  ITEM 7. Financial Statements, Pro Forma Financial Information and
          Exhibits

          The following financial statements and pro forma financial information omitted from the Company's Report on Form 8-K for the event dated June 11, 1999 filed with the Commission on June 23, 1999, in reliance upon instructions 7(a)(4) and 7(b)(2) of Form 8-K, are filed herewith.

          (a)  Financial statements of business acquired

               1. Financial statements of Luko Czech-Net s.r.o. as of and for the year ended December 31, 1998.

               2. Financial statements of Luko Czech-Net s.r.o. for the three months ended March 31, 1999 and 1998 (unaudited).

          (b)  Unaudited pro forma condensed consolidated financial information

               1. Unaudited pro forma condensed consolidated financial statements as of March 31, 1999 and for the three months then ended and the year ended December 31, 1998.

                               LUKO CZECH-NET s.r.o.

                                FINANCIAL STATEMENTS

                            YEAR ENDED DECEMBER 31, 1998

                                      C O N T E N T S
                                                            Page


     Independent Auditor's Report                             3

     Financial statements:
        Balance sheet                                         4
        Statement of operations and retained earnings         5
        Statement of cash flows                               6
        Notes to financial statements                        7-10

                 Independent Auditors' Report


  Board of Directors
  Euroweb International Corp.
  New York, New York


  We have audited the accompanying balance sheet of Luko Czech-Net s.r.o. (the "Company") as of December 31, 1998, and the related statement of operations and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audit in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating, the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Luko-Czech s.r.o. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles in the United States.





  BDO CS s.r.o.
  Prague


  May 11, 1999

                              LUKO CZECH-NET s.r.o.
                                  BALANCE SHEET
                                DECEMBER 31, 1998

                       _______________________________

                                                              Kc
                                                             000's
                                    ASSETS

      Current:
         Cash                                                    7,706
         Accounts receivable, net of allowance for
           doubtful accounts of Kc 173                             295
         Inventories                                               324
         Other                                                     386

                    Total current assets                         8,711

      Property and equipment, net (Note 2)                       1,822

                                                                10,533

                         LIABILITIES AND MEMBERS' EQUITY

      Current liabilities:
         Accounts payable and accrued expenses                   2,356
         Income tax payable                                      1,398
         Payable to related parties (Note 3)                     1,782

                                                                 5,536
      Members' equity (Note 6):
         Registered capital                                        100
         Additional paid-in capital                              2,372
         Retained earnings                                       2,525

                    Total members' equity                        4,997

                                                                10,533




          See accompanying notes to financial statements.                 -4-

                                LUKO CZECH-NET s.r.o.

                             STATEMENT OF OPERATIONS AND
                                  RETAINED EARNINGS
                              YEAR ENDED DECEMBER 31, 1998
                       _________________________________________




                                                              Kc
                                                             000's

     Revenues:
       Internet services                                     23,910
       Sale of devices                                        1,000

                                                             24,910
     Expenses:
       Cost of revenues                                      10,375
       Selling general and administrative                     7,488
       Depreciation                                           2,298

                                                             20,161

     Income before tax                                        4,749

     Income tax (Note 4)                                     (1,374)

     Net income                                               3,375

     Retained earnings (deficit), January 1, 1998              (850)

     Retained earnings, December 31, 1998                     2,525





           See accompanying notes to financial statements.                -5-

                                LUKO CZECH-NET s.r.o.

                               STATEMENT OF CASH FLOWS
                             YEAR ENDED DECEMBER 31, 1998

                       _______________________________________

                                                              Kc
                                                             000's
   Cash flows from operating activities:
     Net income                                              3,375
     Adjustments to reconcile net income to net cash
       provided by operating activities:
          Depreciation                                       2,298
          Provision for bad debts                              138

          Decrease (increase) in:
             Accounts receivable                             1,022
             Inventories                                         6
             Other assets                                     (293)

          Increase (decrease) in:
             Accounts payable and accrued expenses          (1,848)

             Income tax payable                              1,398
             Payable to related parties                      1,782

               Net cash provided by operating activities     7,878

   Cash flows from investing activities:
     Acquisition of property and equipment                  (2,556)

               Net cash used in investing activities        (2,556)

     Net increase in cash and cash equivalents               5,322

     Cash, beginning of year                                 2,384

     Cash, end of year                                       7,706



           See accompanying notes to financial statements                 -6-

                                LUKO CZECH-NET s.r.o.

                           NOTES TO FINANCIAL STATEMENTS




NOTE 1  SUMMARY OF ACCOUNTING POLICIES

(a)     Organization and Description of Business

        Luko Czech-Net s.r.o. (the "Company"), is a Czech limited liability company which was founded on March 10, 1993. The Company is an Internet service provider.

(b)     Presentation

        The financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States and are stated in Czech korunas ("Kc") which is the functional currency of the Czech Republic. On December 31, 1998, the exchange rate was $.034 per Czech koruna.

(c)     Use of Estimates and Assumptions

        In preparing financial statements in conformity with generally-accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

(d)     Revenue Recognition

        Revenues from monthly Internet service are recognized in the month in which the services are provided. Sales of Internet devices is recognized upon shipment.

                                LUKO CZECH-NET s.r.o.

                           NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


(e)     Inventory Valuation

        Inventories which are comprised of internet devices, are stated at the lower of cost or market. Cost has been determined on the first-in, first-out basis.

(f)     Property and Equipment, and Depreciation

        Property and equipment are stated at cost. Depreciation is computed by the straight-line method over the estimated useful life of 4 years based on the nonresidual value of the assets.

(g)     Financial Instruments

        The carrying amounts of financial instruments, including cash, accounts receivable and current liabilities approximated fair value as of December 31, 1998, because of the relatively short maturity of these instruments.

(h) Assets financed by leasing agreements which transfer to the Company substantially all of the benefits and risks of ownership of an asset (finance leases) have been capitalized at amounts equal to the relevant historical cost of the assets and depreciation is charged on the basis of the Company's depreciation policy. The capital elements of future obligations under finance leases are included as liabilities in the balance sheet and interest is charged to the profit and loss account.

(i)     Income Taxes

        The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes" ("SFAS No. 109"). This statement requires a liability approach for measuring deferred taxes based on temporary differences between the financial statement and income tax bases of assets and liabilities existing at the balance sheet date using enacted rates for the years in which the taxes are expected to be paid or recovered.

                                LUKO CZECH-NET s.r.o.

                           NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

NOTE 2  PROPERTY AND EQUIPMENT

Property and equipment consists of the following:
                                                      December 31,
                                                          1998
                                                           Kc
                                                          000's

        Equipment                                        3,854
        Vehicles                                         1,452

                                                         5,306
        Less: accumulated depreciation                  (3,484)

                                                         1,822

NOTE 3  PAYABLE TO RELATED PARTIES

        The payable to related parties includes amounts payable to a member and his son primarily for consulting services rendered during 1993 and 1994.

NOTE 4  INCOME TAX

        The reconciliation of the Company's income tax based on the statutory rate and the actual provision is as follows:

                                                      Year ended
                                                      December 31,
                                                         1998
                                                          Kc
                                                         000's

        Statutory income tax @ 35%                       1,662

        Reduction in valuation allowance                  (298)
        Other                                               10

        Income tax                                       1,374



        See accompanying notes to financial statements.                   -9-

                                LUKO CZECH-NET s.r.o.

                           NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


        At December 31, 1997, there was a deferred tax asset of Kc 298 primarily resulting from net operating loss carryforwards. The deferred tax asset was reduced by a valuation allowance of Kc 298 due to uncertainties with achieving future profitable operations. The valuation allowance was decreased by Kc 298 during 1998 due to the Company's profitability during 1998, and the utilization of all of the net operating loss carryforwards.

                                LUKO CZECH-NET s.r.o.

                           UNAUDITED FINANCIAL STATEMENTS
                      THREE MONTHS ENDED MARCH 31, 1999 AND 1998

                                      C O N T E N T S

                                                                   Page


 Financial statements:
    Balance sheet as of March 31, 1999 (Unaudited)                   13

    Statements of operations and retained earnings (deficit)
    for the three months ended March 31, 1999 and 1998 (unaudited)   14

    Statements of cash flows for the three months ended
    March 31, 1999 and 1998 (unaudited)                              15

    Notes to financial statements (unaudted)                         16

                                LUKO CZECH-NET s.r.o.

                                    BALANCE SHEET
                                    MARCH 31, 1999

                         _______________________________
                                     (UNAUDITED)
                                                                        Kc
                                                                       000's
                                        ASSETS

   Current:
     Cash                                                              9,021
     Accounts receivable, net of allowance for
       doubtful accounts of Kc 100                                       464
     Inventories                                                         191
     Other                                                               165

                    Total current assets                               9,841

   Property and equipment, net                                         1,874

                                                                      11,715

                           LIABILITIES AND MEMBERS' EQUITY

   Current liabilities:
     Accounts payable and accrued expenses                             1,215
     Income tax payable                                                2,132
     Payable to related parties                                        1,791
                                                                       5,138
   Commitments

   Members' equity:
     Registered capital                                                  100
     Additional paid-in capital                                        2,372
     Retained earnings                                                 4,105

                    Total members' equity                              6,577

                                                                      11,715





          See accompanying notes to financial statements.                 -13-

                                LUKO CZECH-NET s.r.o.

                            STATEMENTS OF OPERATIONS AND
                             RETAINED EARNINGS (DEFICIT)
                     _________________________________________
                                     (UNAUDITED)


                                                         Three Months Ended
                                                              March 31,
                                                       --------------------
                                                         1999        1998
                                                          Kc          Kc
                                                         000's       000's

    Revenues:
      Internet services                                 7,777       4,944
      Sale of devices                                     567         252

                                                        8,344       5,196
    Expenses:
      Cost of revenues                                  3,427       2,808
      Selling general and administrative                2,004       1,222
      Depreciation                                        491         374

                                                        5,922       4,404

    Income before tax                                   2,422         792

    Income tax                                            842        (277)

    Net income                                          1,580         515

    Retained earnings (deficit), beginning of period    2,525        (850)

    Retained earnings (deficit), end of period          4,105        (335)




           See accompanying notes to financial statements.                -14-

                                LUKO CZECH-NET s.r.o.

                              STATEMENTS OF CASH FLOWS
                                    (UNAUDITED)


                                                         Three Months Ended
                                                              March 31,
                                                        --------------------
                                                          1999         1998
                                                           Kc           Kc
                                                          000's        000's

  Cash flows from operating activities:
    Net income                                           1,580          515
    Adjustments to reconcile net income to net cash
      provided by operating activities:
          Depreciation                                     491          374
          Provision for bad debts                          (73)          -

          Decrease (increase) in:
             Accounts receivable                           (96)         296
             Inventories                                   133          330
             Other assets                                  221          (70)

          Increase (decrease) in:
             Accounts payable and accrued expenses      (1,141)      (1,641)

             Income tax payable                            734          306
             Payable to related parties                      9           -

              Net cash provided by operating activities  1,858          110

     Cash flows from investing activities:
           Acquisition of property and equipment          (543)        (295)

               Net cash used in investing activities      (543)        (295)

     Net increase in cash and cash equivalents           1,315         (185)

     Cash, beginning of period                           7,706        2,384

     Cash, end of period                                 9,021        2,199



            See accompanying notes to financial statements.               -15-

                                LUKO CZECH-NET s.r.o.

                       NOTES TO CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)




NOTE A   BASIS OF PRESENTATION

Luko Czech-Net s.r.o. (the "Company"), is a Czech limited liability company which was founded on March 10, 1993. The Company is an Internet service provider in the Czech Republic.

The accompanying unaudited condensed financial statements of the Company for the three months ended March 31, 1999 and 1998, have been prepared in accordance with U.S. generally-accepted accounting principles for interim financial information and are stated in Czech korunas ("Kc") which is the functional currency in the Czech Republic. Accordingly, they do not include all of the information and footnotes required by U.S. generally-accepted accounting principles for complete financial statements. In the opinion of management, these financial statements include all adjustments, consisting mainly of normal recurring accruals necessary for fair presentation. Results for the interim periods are not necessarily indicative of the results for a full fiscal year. These condensed financial statements should be read in conjunction with the audited financial statements for the year ended December 31, 1998.

                       EUROWEB INTERNATIONAL CORP. AND
                            LUKO CZECH-NET s.r.o.

                       UNAUDITED PRO FORMA CONSOLIDATED
                             FINANCIAL STATEMENTS

                                      C O N T E N T S

                                                                    Page


     Basis of Preparation                                            19

     Unaudited Pro Forma Consolidated Balance Sheet                  20

     Unaudited Pro Forma Consolidated Statements of Operations       22

     Notes to Unaudited Pro Forma Consolidated Financial Statements  24

               EUROWEB INTERNATIONAL CORP. AND
                    LUKO CZECH-NET s.r.o.

    UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                    Basis of Presentation



  On June 11, 1999, Euroweb International Corp. (the "Company") acquired 100% of the participation interests in Luko Czech-Net s.r.o., a Czech limited liability company which is a provider of Internet service primarily to businesses in Prague and other cities in the Czech Republic. The purchase price of $1,800,000 consisted of a cash payment of $900,000 plus 450,000 shares of the Company's common stock, subject to upward adjustment so that the aggregate market value of the shares issued to the sellers on the date the shares are registered is $900,000. Based on the June 11, 1999 closing market price of $1.625 per share, the Company would have been required to issue 553,846 shares.
  The acquisition is accounted for as a purchase with the results of Luko included in the consolidated financial statements of the Company from the date of acquisition.

  The unaudited pro forma consolidated balance sheet as of March 31, 1999 assumes that the acquisition occurred on March 31, 1999 and includes the March 31, 1999 historical balance sheets of the Company and Luko, adjusted for the pro forma effects of the acquisition. The unaudited pro forma consolidated statements of operations for the three months ended March 31, 1999 and the year ended December 31, 1998 assumes that the acquisitions had occurred on January 1, 1998 and includes the historical statements of operations of the Company and Luko for the periods presented adjusted for
  the pro forma effects of the acquisition.   The Luko balance sheet as of
  March 31, 1999 was translated from Czech korunas to U.S. dollars using the exchange rate on March 31, 1999 ($.028 per Czech koruna). The Luko statements of operations for the year ended December 31, 1998 and the three months ended March 31, 1999 were translated from Czech korunas to U.S. dollars using the average of the exchange rates on the first and last day of the respective periods ($.031 per Czech koruna for the year ended December 31, 1998 and $.031 per Czech Koruna for the three months ended March 31, 1999).

  The unaudited pro forma consolidated financial statements have been included as required and allowed by the rules of the U.S. Securities and Exchange Commission and are provided for informational purposes only. The pro forma statements of operations do not purport to be indicative of the results which would have been obtained if the acquisition had been effected on the date indicated or which may be obtained in the future. The accompanying unaudited pro forma consolidated financial statements should be read in conjunction with the respective historical financial statements of the Company and those of Luko, which are contained elsewhere herein.

                   EUROWEB INTERNATIONAL CORP. AND
                         LUKO CZECH-NET s.r.o.

           UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                           MARCH 31, 1999



                                                               Pro Forma
                                         Euroweb     Luko     Adjustments    Combined
                                                               (Note A)
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents            $2,331,748  $250,583   ($900,000)     $1,682,331
  Certificate of deposit                1,016,482      -           -          1,016,482
  Accounts receivable                       -        12,289        -             12,889
  Current portion of note receivable      144,699      -           -            144,699
  Current portion of loan receivable       85,954      -           -             85,954
  Receivable from Euroweb Rt.              35,388      -           -             35,388
  Investment in Hungarian
    Broadcasting Corp.                    147,417      -           -            147,417
  Prepaid and other current assets        110,818     9,888        -            120,706

            TOTAL CURRENT ASSETS        3,872,506   273,360    (900,000)      3,245,866


  Property and equipment, net               -        52,055        -             52,055
  Note receivable, less current portion   820,742      -           -            820,742
  Loan receivable, less current portion    43,988      -           -             43,988
  Investment in Euroweb Rt., at equity    744,837      -           -            744,837
  Intangibles                                -         -       1,616,028      1,616,028

                                       $5,482,073  $325,415   $  716,028     $6,523,516




                   EUROWEB INTERNATIONAL CORP. AND
                         LUKO CZECH-NET s.r.o.

           UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                           MARCH 31, 1999
                             (Continued)

                                                               Pro Forma
                                         Euroweb     Luko     Adjustments    Combined
                                                               (Note A)
  LIABILITIES AND
STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and
    accrued expenses                   $  196,574  $ 91,693   $   -          $  288,267
  Deposit payable                         200,000      -          -             200,000
  Payable to former owners of
    Luko                                     -       49,750       -              49,750

                                          396,574   141,443       -             538,017

COMMITMENTS

STOCKHOLDERS' EQUITY:
  Preferred stock, $.001 par value shares
    authorized 5,000,000; no shares outstanding
  Common stock, $.001 par value shares
    authorized 15,000,000; issued and
    outstanding 6,534,916 and 6,444,916     6,535     2,777     (2,223)           7,089
  Additional paid-in capital           20,976,762    65,889    833,557       21,876,208
  Accumulated deficit                 (15,822,711)  115,306   (115,306)     (15,822,711)
  Accumulated other comprehensive loss:
    Foreign currency translation
      Adjustment                          (45,086)     -          -             (45,086)
    Unrealized loss on investment in
      Hungarian Broadcasting Corp.        (30,001)     -          -             (30,001)

                                        5,085,499   183,972    716,028        5,985,499

                                       $5,482,073  $325,415   $716,028    $  6,523,516





               See accompanying notes to pro forma financial statements.  -21-

                   EUROWEB INTERNATIONAL CORP. AND
                        LUKO CZECH-NET s.r.o.

              UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
                       YEAR ENDED DECEMBER 31, 1998


                                                               Pro Forma
                                         Euroweb      Luko    Adjustments   Combined
                                                                (Note A)
REVENUES - sale of services           $ 1,685,245   $740,590   $    -      $2,425,835
           sale of devices                  -         31,620        -          31,620

                                        1,685,245    772,210        -       2,457,455
EXPENSES (INCOME):
 Compensations and related costs          597,988     29,047     100,000      727,035
 Network costs                            670,611    294,438        -         965,049
 Cost of devices                             -        27,187        -          27,187
 Consulting and professional fees         240,750     12,989        -         253,739

 Rent                                     122,098     17,918        -         140,016
 Depreciation and amortization            435,340     71,238     326,000      832,578

 Interest expense (income) - net           (6,029)       279      90,000       84,250
 Cancelled public offering                138,434       -           -         138,434
 Gain on sale of interests in
   Euroweb Rt and HBC                  (1,516,548)      -           -      (1,516,548)
 Equity in net loss of Euroweb Rt          21,000       -           -          21,000
 Other                                    434,399    171,895        -         606,294

                                        1,138,043    624,991     516,000    2,279,034

NET INCOME FROM CONTINUING
  OPERATIONS                              547,202    147,219    (516,000)     178,421

INCOME TAXES (BENEFIT)                       -        42,594     (35,000)       7,594

NET INCOME                             $  547,202   $104,625   ($481,000)  $  170,827

NET INCOME PER SHARE - BASIC           $      .10                          $      .03

NET INCOME PER SHARE - DILUTED         $      .09                          $      .03

WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING:
    Basic                               5,553,000                           6,106,846
    Diluted                             5,906,000                           6,459,846

                                                                          -22-

                       EUROWEB INTERNATIONAL CORP. AND
                           LUKO CZECH-NET s.r.o.

               UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
                     THREE MONTHS ENDED MARCH 31, 1999



                                                               Pro Forma
                                         Euroweb     Luko     Adjustments    Combined
                                                                (Note A)

REVENUES - sale of services            $  -       $241,400   $     -        $241,400
         - sale of devices                -         17,600         -          17,600

                                          -        259,000         -         259,000

EXPENSES (INCOME):
  Compensations and related costs       73,472      16,647       25,000      115,119
  Network costs                           -         92,300         -          92,300
  Cost of devices                         -         17,700         -          17,700
  Consulting and professional fees      70,477      14,387         -          84,864
  Depreciation and amortization           -         15,576       81,500       97.076
  Interest expense (income) net        (57,862)        806        9,000      (48,056)
  Equity in net income of Euroweb Rt   (33,110)       -            -         (33,110)
  Other                                  9,055      26,502         -          35,557

                                        62,032     183,918      115,500      361,450


INCOME (LOSS) FROM OPERATIONS          (62,032)     75,082     (115,500)    (102,450)

INCOME TAXES (BENEFIT)                    -         26,194       (8,750)      17,444

NET INCOME (LOSS)                     ($62,032)    $48,888    ($106,750)   ($119,894)


NET LOSS PER SHARE - BASIC
  AND DILUTED                         ($   .01)                            ($    .02)


WEIGHTED AVERAGE NUMBER OF
    SHARES OUTSTANDING               6,475,694                             7,029,540




                See accompaying notes to pro forma financial statements.  -23-

                       EUROWEB INTERNATIONAL CORP. AND
                            LUKO CZECH-NET s.r.o.

             NOTE TO UNAUDITED CONSOLIDATED FINANCIAL INFORMATION





  NOTE A


  The pro forma adjustments to the unaudited pro forma consolidated financial statements are as follows:

  1. To reflect the payment of $900,000 and the issuance of 553,846 shares of the Company's common stock to the former owners of Luko, record goodwill and eliminate Luko's equity accounts.

  2. To reflect amortization of goodwill, using an estimated useful life of 5 years.

  3. To reflect increase in former owners' compensation as per employment agreements entered into on date of acquisition.

  4. To reflect interest expense on borrowing cash portion of purchase price.

  5. To reflect income tax benefit on increase in former owners' compensation.

  6. To reflect an increase of 553,846 shares in the weighted average number of shares outstanding as if the issuance of the shares under the stock consideration of the purchase price occurred on January 1, 1998.

                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Euroweb International Corp.
                                                445 Park Avenue
                                                New York, NY 10022


                                                By: /s/ Frank R. Cohen
                                                Frank R. Cohen
                                                Chief Executive Officer and
                                                Chairman of the Board


Date: August 20, 1999
      New York, New York